SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2008
BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)
1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     The consent of Deloitte & Touche LLP (“D&T”) dated May 22, 2008 and attached hereto as Exhibit 23.1 of this Current Report on Form 8-K, is being filed to permit the incorporation by reference in Registration Statements No. 333-94843 and 333-117919 on Form S-3 and in Registration Statements No. 333-116573, 33-91904 and 333-24765 on Form S-8 of Beazer Homes USA, Inc. (the “Company”) of the reports of D&T dated May 12, 2008, relating to the consolidated financial statements of the Company, and management’s report on the effectiveness of internal control over financial reporting, which appear in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Item 9.01	Financial Statements and Exhibits
d. Exhibits

23.1	Consent of Deloitte & Touche LLP, dated May 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
Date: May 28, 2008	By:	/s/ Allan P. Merrill
Allan P. Merrill
Executive Vice President and Chief Financial Officer